Exhibit 99.25

TERMINATION AGREEMENT

This TERMINATION AGREEMENT (this “Agreement”) is entered into as of January 19, 2018, by and among Mary R. Molina Living Trust, Exempt Mary M. Molina Living Trust, Mary R. Molina Grantor Retained Annuity Trust 609/4, Mary R. Molina Grantor Retained Annuity Trust 609/7, Mary R. Molina Grantor Retained Annuity Trust 1209/3, Mary R. Molina Grantor Retained Annuity Trust 1209/4, Mary R. Molina Grantor Retained Annuity Trust 610/4, Mary R. Molina Grantor Retained Annuity Trust 610/5, Mary R. Molina Grantor Retained Annuity Trust 1210/4, Mary R. Molina Grantor Retained Annuity Trust 811/3, Mary R. Molina Grantor Retained Annuity Trust 812/3, the Estate of Mary R. Molina, Dentino Family Trust, Curtis and Rosi Pedersen 2012 Trust, William Dentino and Curtis Pedersen (each, a “Party” and, collectively, the “Parties”).

WHEREAS, in accordance with Rule 13d-1(k)(1) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), the Parties have entered into the Joint Filing Agreement, dated October 24, 2017, as amended on November 7, 2017 (the “Joint Filing Agreement”), pursuant to which the Parties have agreed, among other things, to jointly file statements on Schedule 13D with respect to their respective beneficial ownership of shares of Common Stock, par value $0.001 per share (the “Common Stock”), of Molina Healthcare, Inc., a Delaware corporation (the “Company”), to the extent required by applicable law;

WHEREAS, pursuant to the Joint Filing Agreement, on October 24, 2017, the Parties jointly filed with the U.S. Securities and Exchange Commission (the “SEC”) a Schedule 13D with respect to their respective beneficial ownership of shares of Common Stock of the Company, as amended by Amendment No. 1 filed by the Parties with the SEC on November 8, 2017 (the “Schedule 13D”);

WHEREAS, the Parties have ceased to collectively beneficially own more than 5% of the Common Stock of the Company and are no longer required to file statements on Schedule 13D with respect to their beneficial ownership of the Common Stock of the Company;

WHEREAS, the Parties now mutually desire to terminate the Joint Filing Agreement and their participation as members of a “group” (within the meaning of Section 13(d)(3) of the Exchange Act) with respect to the Common Stock of the Company.

NOW, THEREFORE, the Parties hereby agree as follows:

1.                                      The Joint Filing Agreement is hereby terminated, effective as of the date hereof.

2.                                      Each of the Parties hereby agrees that its participation as a member of a “group” (within the meaning of Section 13(d)(3) of the Exchange Act) with respect to the Common Stock of the Company, as previously disclosed in the Schedule 13D, is hereby terminated, effective as of the date hereof.

3.                                      This Agreement shall be governed by and construed in accordance with the laws of the State of California.

4.                                      This Amendment may be executed in counterparts, each of which shall be deemed an original and all of which, taken together, shall constitute but one and the same instrument, which may be sufficiently evidenced by one counterpart.

[Signature page follows]

IN WITNESS WHEREOF, the Parties hereto have caused this Agreement to be executed as of the day and year first above written.

Mary R. Molina Living Trust

By:	/s/ William Dentino
	Name:	William Dentino
	Title:	Trustee

By:	/s/ Curtis Pedersen
	Name:	Curtis Pedersen
	Title:	Trustee

Exempt Mary R. Molina Living Trust

By:	/s/ William Dentino
	Name:	William Dentino
	Title:	Trustee

By:	/s/ Curtis Pedersen
	Name:	Curtis Pedersen
	Title:	Trustee

Mary R. Molina Grantor Retained Annuity Trust 609/4

By:	/s/ William Dentino
	Name:	William Dentino
	Title:	Trustee

By:	/s/ Curtis Pedersen
	Name:	Curtis Pedersen
	Title:	Trustee

Mary R. Molina Grantor Retained Annuity Trust 609/7

By:	/s/ William Dentino
	Name:	William Dentino
	Title:	Trustee

By:	/s/ Curtis Pedersen
	Name:	Curtis Pedersen
	Title:	Trustee

Mary R. Molina Grantor Retained Annuity Trust 1209/3

By:	/s/ William Dentino
	Name:	William Dentino
	Title:	Trustee

By:	/s/ Curtis Pedersen
	Name:	Curtis Pedersen
	Title:	Trustee

Mary R. Molina Grantor Retained Annuity Trust 1209/4

By:	/s/ William Dentino
	Name:	William Dentino
	Title:	Trustee

By:	/s/ Curtis Pedersen
	Name:	Curtis Pedersen
	Title:	Trustee

Mary R. Molina Grantor Retained Annuity Trust 610/4

By:	/s/ William Dentino
	Name:	William Dentino
	Title:	Trustee

By:	/s/ Curtis Pedersen
	Name:	Curtis Pedersen
	Title:	Trustee

Mary R. Molina Grantor Retained Annuity Trust 610/5

By:	/s/ William Dentino
	Name:	William Dentino
	Title:	Trustee

By:	/s/ Curtis Pedersen
	Name:	Curtis Pedersen
	Title:	Trustee

Mary R. Molina Grantor Retained Annuity Trust 1210/4

By:	/s/ William Dentino
	Name:	William Dentino
	Title:	Trustee

By:	/s/ Curtis Pedersen
	Name:	Curtis Pedersen
	Title:	Trustee

Mary R. Molina Grantor Retained Annuity Trust 811/3

By:	/s/ William Dentino
	Name:	William Dentino
	Title:	Trustee

By:	/s/ Curtis Pedersen
	Name:	Curtis Pedersen
	Title:	Trustee

Mary R. Molina Grantor Retained Annuity Trust 812/3

By:	/s/ William Dentino
	Name:	William Dentino
	Title:	Trustee

By:	/s/ Curtis Pedersen
	Name:	Curtis Pedersen
	Title:	Trustee

Estate of Mary R. Molina

By:	/s/ William Dentino
	Name:	William Dentino
	Title:	Executor

Dentino Family Trust

By:	/s/ William Dentino
	Name:	William Dentino
	Title:	Trustee

Curtis and Rosi Pedersen 2012 Trust

By:	/s/ Curtis Pedersen
	Name:	Curtis Pedersen
	Title:	Trustee

By:	/s/ Rosi Pedersen
	Name:	Rosi Pedersen
	Title:	Trustee

William Dentino

/s/ William Dentino
William Dentino

Curtis Pedersen

/s/ Curtis Pedersen
Curtis Pedersen